POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, C. Michael van Katwijk, a Senior Vice President and Treasurer of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Alison Ryan and Ayla Nazli, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
TFLIC Pooled Account No. 44	Secure Path for Life Product	811-22371

IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of March, 2015.

/s/ C. Michiel van Katwijk
C. Michiel van Katwijk
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Chad Noehren, Controller of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Alison Ryan and Ayla Nazli, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
TFLIC Pooled Account No. 44	Secure Path for Life Product	811-22371

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of April, 2015.

/s/ Chad Noehren
Chad Noehren
Controller

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Elizabeth A. Summers, a Director and Senior Vice President of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Alison Ryan and Ayla Nazli, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
TFLIC Pooled Account No. 44	Secure Path for Life Product	811-22371

IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of April, 2015.

/s/ Elizabeth A. Summers
Elizabeth A. Summers
Director and Senior Vice President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Elizabeth Belanger, a Director and Vice President of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Alison Ryan and Ayla Nazli, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
TFLIC Pooled Account No. 44	Secure Path for Life Product	811-22371

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of March, 2015.

/s/ Elizabeth Belanger
Elizabeth Belanger
Director and Vice President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Kent Callahan, a Director, Chairman of the Board and President of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Alison Ryan and Ayla Nazli, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
TFLIC Pooled Account No. 44	Secure Path for Life Product	811-22371

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of April, 2015.

/s/ Kent Callahan
Kent Callahan
Director, Chairman of the Board and President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Marc Cahn, a Director, Senior Vice President, Assistant Secretary and Division General Counsel of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Alison Ryan and Ayla Nazli, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
TFLIC Pooled Account No. 44	Secure Path for Life Product	811-22371

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of March, 2015.

/s/ Marc Cahn
Marc Cahn
Director, Senior Vice President, Assistant Secretary and Division General Counsel

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Peter P. Post, a Director of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Alison Ryan and Ayla Nazli, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
TFLIC Pooled Account No. 44	Secure Path for Life Product	811-22371

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of March, 2015.

/s/ Peter P. Post
Peter P. Post
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, William Brown, Jr., a Director of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Alison Ryan and Ayla Nazli, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
TFLIC Pooled Account No. 44	Secure Path for Life Product	811-22371

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of April, 2015.

/s/ William Brown Jr.
William Brown, Jr.
Director